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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 24, 2000


                             BURR-BROWN CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-11438                 86-0445468
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



                 6730 S. TUCSON BOULEVARD, TUCSON, ARIZONA 85706
               (Address of principal executive offices) (Zip code)




Registrant's telephone number, including area code (520) 746-7365


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

         On February 24, 2000, Burr-Brown Corporation (the "the Company") completed a private placement pursuant to Rule 144A of the Securities Act of 1933 ("Securities Act") of an aggregate of $250 million in principal amount of its 4.25% Convertible Subordinated Notes due 2007 (the "Offering"). The Notes are convertible into shares of Burr-Brown common stock at a conversion price of $57.78 per share, representing a premium of 27% over the last reported bid price of 45.50 for the common stock on February 17, 2000, the date of the Offering Memorandum for the private placement. The Company intends to use the net proceeds for general corporate purposes, including capital expenditures. The Company may use a portion of the proceeds for acquisitions of technologies, product lines or businesses, although it currently has no commitments or agreements with respect to any acquisitions.

         The Notes were issued under an Indenture, dated February 24, 2000, between the Company and United States Trust Company of New York,, as Trustee, a copy of which is filed herewith. The Company also entered into a Registration Rights Agreement with the holders of the Notes, a copy of which is filed herewith, under which the Company agrees, among other things, that, within 90 days of the issue date, it will file with the Securities and Exchange Commission a registration statement under the Securities Act to register the resale of the securities.

        The securities were not registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or available exemptions from such registration requirements.

        This filing does not constitute an offer to sell or the solicitation of an offer to buy the securities. Any offers of the securities will be made only by means of a private offering memorandum.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

    EXHIBIT
    NUMBER        DESCRIPTION
    ------        -----------
    10.1          Indenture, dated February 24, 2000, between the Company and
                  United States Trust Company of New York, as Trustee.

    10.2 Registration Rights Agreement, dated February 24, 2000, by and among the Company, Morgan Stanley & Co. Incorporated, Salomon
                  Smith Barney Inc., and FleetBoston Robertson Stephens Inc.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Burr-Brown Corporation



Date: February 24, 2000                 By: /S/ J. Scott Blouin
                                           -------------------------------------
                                           J. Scott Blouin
                                           (Principal Financial Officer and Duly
                                           Authorized Officer)





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                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER        DESCRIPTION
    ------        -----------
    10.1          Indenture dated February 24, 2000 between the Company and
                  United States Trust Company of New York, as Trustee.

    10.2 Registration Rights Agreement, dated February 24, 2000, by and among the Company, Morgan Stanley & Co. Incorporated, Salomon
                  Smith Barney Inc., and FleetBoston Robertson Stephens Inc.








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